 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): March 1, 2011

Biozone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146182	20-5978559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd Suite 800 Miami, FL		33137
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 689-0930
International Surf Resorts, Inc.
(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2011, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada in order to change our name from “International Surf Resorts, Inc.” to “Biozone Pharmaceuticals, Inc.” (the “Company”).  Our name change is expected to be effective for our principal market, the over the counter bulletin board, on March 8, 2011 at which time a new trading symbol will also become effective.

Item 8.01	Other Events.

On March 1, 2011, the Company’s Board of Directors authorized a ten-for-one forward split of our outstanding common stock in the form of a dividend (the “Dividend”), whereby an additional nine shares of common stock, par value $0.001 per share, will be issued for each one share of common stock outstanding on March 11, 2011.  The payment date of the Dividend is set at March 14, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment dated March 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2011
BIOZONE LABORATORIES, INC.
	By:	Robert Prego Novo
	Name:	Roberto Prego Novo
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment dated March 1, 2011